Exhibit 10.31

AMENDMENT NO. 2 TO SUBLEASE AGREEMENT

This Amendment No. 2 to Sublease Agreement (this “Amendment”) is made and entered into this 29nd day of July 2019, with an effective date of August 1, 2019, by and between StartUptown dba Avenu (“Tenant”), and NeuBase Therapeutics Inc. (“Subtenant”). Tenant has previously amended its lease agreement with Carnegie Mellon University (“Landlord”) dated May 3, 2019 (the “Prime Lease”), a copy of which is attached as an exhibit to this Sublease.

WITNESSETH

WHEREAS, Tenant and Subtenant entered into that certain Lease Agreement, dated as of March 12, 2019 (the “Sublease”); and

WHEREAS, by this Amendment, the parties desire to amend the Sublease as provided herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows;

1.	The first sentence of the PREMISES section is amended by deleting “1,443 rentable square feet” and replacing it with “2,197 rentable square feet.”

2.	The first sentence of the SUBLEASE PAYMENTS section of the Sublease is amended by deleting “4,521.40” and replacing it with “$6.883.93”.

3.	Exhibit A to the Sublease is hereby deleted and replaced with Exhibit A attached hereto.

4.	Except as otherwise provided herein, the terms and conditions of the Sublease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first set forth above.

TENANT

/s/ Sean C. Luther
Start Uptown dba Avenu
by:	Sean C. Luther
Executive Director

SUBTENANT

/s/ Dr. Dietrich Stephan
NeuBase Therapeutics Inc.
by:	Dr. Dietrich Stephan

EXHIBIT A

DESCRIPTION OF PREMISES

Certain suites located on the 3rd floor of the Pittsburgh Technology Center, 700 Technology Drive, Pittsburgh, PA 15213, designated as: Room 3316 comprised of 621 SF, Room 3321 comprised of 187 SF, Room 3323 comprised of 154 SF, Room 3325 comprised of 152 SF, Room 3327 comprised of 329 SF, and Room 3415 comprised of 601 SF;

And certain suites located on the 4th floor designated as: Room 4315 comprised of 153 SF.